SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                  July 13, 1999

                    ----------------------------------------


                            THERMO VISION CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                         1-13391                     04-3296594
(State or other               (Commission                   (I.R.S. Employer
jurisdiction of               File Number)               Identification Number)
incorporation or
organization)


8 East Forge Parkway
Franklin, Massachusetts                                        02038
(Address of principal executive offices)                    (Zip Code)


                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)

      This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the Registrant's Annual Report on Form 10-K for the year ended January 2, 1999. These include risks and uncertainties relating to: technological change, obsolescence, and the development and acceptance of new products; the Registrant's acquisition strategy; intense competition; significant international sales; suppliers and vendors; the protection, defense and use of intellectual property; dependence on the semiconductor industry; and the potential impact of the year 2000 on processing date-sensitive information.

Item 5.     Other Events

     On July 13, 1999, the Registrant issued a press release stating that its board of directors has unanimously approved a definitive agreement and plan of merger under which its parent corporation, Thermo Instrument Systems Inc. ("Thermo Instrument"), would acquire all of the outstanding common stock, $.01 par value per share (the "Common Stock"), held by the minority stockholders of the Registrant for $7.00 per share in cash.

     Holders of a majority of the Registrant's Common Stock (excluding Thermo Electron Corporation, the Registrant's ultimate parent corporation, Thermo Instrument, and the officers and directors of Thermo Electron, Thermo Instrument and the Registrant) must approve the proposed merger, and certain customary conditions must be met, for the transaction to be completed. Following the merger, the Common Stock would cease to be publicly traded and the Registrant would become a private subsidiary of Thermo Instrument.

      The Registrant expects that the necessary filings with the Securities and Exchange Commission (the "SEC") will be made shortly, and that proxy materials for a special meeting will be mailed to stockholders of the Registrant promptly after completion of SEC review. The transaction is expected to close during the fourth calendar quarter of 1999.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired: not applicable.

     (b)  Pro Forma Financial Information: not applicable.

     (c)  Exhibits:

          2.1 Agreement and Plan of Merger dated as of July 13, 1999 by and among Thermo Instrument Systems Inc., VIZ Acquisition Corporation and Thermo Vision Corporation.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 13th day of July, 1999.



                                          THERMO VISION CORPORATION



                                           By:/s/ Theo Melas-Kyriazi
                                           Theo Melas-Kyriazi
                                           Chief Financial Officer

                                                                     EXHIBIT 2.1













                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                         THERMO INSTRUMENT SYSTEMS INC.

                           VIZ ACQUISITION CORPORATION

                                       AND

                            THERMO VISION CORPORATION



                            DATED AS OF JULY 13, 1999

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I THE MERGER.........................................................2

1.1.  The Merger.............................................................2

1.2.  Effective Time; Closing................................................2

1.3.  Effect of the Merger...................................................2

1.4.  Certificate of Incorporation; Bylaws...................................2

1.5.  Directors and Officers.................................................3

1.6.  Effect on Capital Stock................................................3

1.7.  Surrender of Certificates..............................................4

1.8.  No Further Ownership Rights in Thermo Vision Common Stock..............5

1.9.  Lost, Stolen or Destroyed Certificates.................................5

1.10. Dissenting Shares......................................................5

1.11. Taking of Necessary Action; Further Action.............................6

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THERMO VISION...................6

2.1.  Organization of Thermo Vision..........................................6

2.2.  Thermo Vision Capital Structure........................................6

2.3.  Authority..............................................................6

2.4.  Board Approval.........................................................7

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THERMO INSTRUMENT AND
      MERGER SUB.............................................................8

3.1.  Organization...........................................................8

3.2.  Authority..............................................................8

3.3.  Financial Resources....................................................9

ARTICLE IV CONDUCT PRIOR TO THE EFFECTIVE TIME...............................9

4.1.  Conduct of Business by Thermo Vision...................................9

4.2.  Certain Actions by Thermo Vision.......................................9

ARTICLE V ADDITIONAL AGREEMENTS.............................................11

5.1.  Schedule 13E-3; Proxy Statement; Other Filings........................11

5.2.  Meeting of Thermo Vision Stockholders.................................12

5.3.  Access to Information.................................................12

5.4.  Public Disclosure.....................................................12

5.5.  Legal Requirements....................................................12

5.6.  Notification of Certain Matters.......................................13

5.7.  Best Efforts and Further Assurances...................................13

5.8.  Stock Option and Employee Stock Purchase Plans........................13

5.9.  Thermo Instrument Form S-8............................................14

5.10. Indemnification; Insurance............................................14

5.11. Deferred Compensation Plan............................................15

ARTICLE VI CONDITIONS TO THE MERGER.........................................15

6.1.  Conditions to Obligations of Each Party to Effect the Merger..........15

6.2.  Additional Conditions to Obligations of Thermo Vision.................15

6.3.  Additional Conditions to the Obligations of Thermo Instrument and
      Merger Sub............................................................16

ARTICLE VII TERMINATION, AMENDMENT AND WAIVER...............................16

7.1.  Termination...........................................................16

7.2.  Notice of Termination; Effect of Termination..........................17

7.3.  Fees and Expenses.....................................................18

7.4.  Amendment.............................................................18

7.5.  Extension; Waiver.....................................................18

ARTICLE VIII GENERAL PROVISIONS.............................................18

8.1.  Non-Survival of Representations and Warranties........................18

8.2.  Notices...............................................................18

8.3.  Counterparts..........................................................19

8.4.  Entire Agreement......................................................19

8.5.  Severability..........................................................19

8.6.  Other Remedies; Specific Performance..................................20

8.7.  Governing Law.........................................................20

8.8.  Assignment............................................................20

                          AGREEMENT AND PLAN OF MERGER


      This AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of July 13, 1999 is by and among Thermo Instrument Systems Inc., a Delaware corporation ("Thermo Instrument"), VIZ Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Thermo Instrument ("Merger Sub"), and Thermo Vision Corporation, a Delaware corporation ("Thermo Vision").

                                    RECITALS

      A. Thermo Instrument and its parent, Thermo Electron Corporation ("Thermo Electron"), own approximately 78% and 3%, respectively, of the outstanding shares of common stock, par value $.01 per share, of Thermo Vision (the "Thermo Vision Common Stock"), and Thermo Instrument desires to acquire the remaining outstanding shares of Thermo Vision Common Stock.

      B. Upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law (the "DGCL"), Thermo Instrument and Thermo Vision will enter into a business combination transaction pursuant to which Merger Sub will merge with and into Thermo Vision (the "Merger").

      C. The Board of Directors of Thermo Instrument (i) has determined that the Merger is consistent with and in furtherance of the long-term business strategy of Thermo Instrument, and (ii) has approved this Agreement, the Merger and the other transactions contemplated by this Agreement.

      D. The Board of Directors of Thermo Vision (i) has determined that the Merger is consistent with and in furtherance of the long-term business strategy of Thermo Vision and fair to, and in the best interests of, Thermo Vision and its stockholders including the minority stockholders, (ii) has approved and deemed advisable this Agreement, the Merger and the other transactions contemplated by this Agreement and (iii) has recommended the approval of this Agreement by the stockholders of Thermo Vision.

      E. Thermo Instrument, Thermo Vision and Merger Sub desire to make certain representations and warranties and other agreements in connection with the Merger.

      NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                    ARTICLE I
                                   THE MERGER

      1.1. The Merger. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the DGCL, Merger Sub shall be merged with and into Thermo Vision, the separate corporate existence of Merger Sub shall cease and Thermo Vision shall continue as the surviving corporation. Thermo Vision as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

      1.2. Effective Time; Closing. Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL (the time of such filing, or such later time as may be agreed in writing by the parties and specified in the Certificate of Merger, being the "Effective Time" and the date on which the Effective Time occurs being the "Effective Date") as soon as practicable on the Closing Date (as herein defined). Unless the context otherwise requires, the term "Agreement" as used herein refers collectively to this Agreement and the Certificate of Merger. The closing of the Merger (the "Closing") shall take place at the executive offices of Thermo Electron at a time and date to be specified by the parties, which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Article VI, or at such other time, date and location as the parties hereto agree in writing (the "Closing Date"). At the Closing, (i) Thermo Vision shall deliver to Thermo Instrument the various certificates and instruments required under Article VI, (ii) Thermo Instrument and Merger Sub shall deliver to Thermo Vision the various certificates and instruments required under Article VI and
(iii) Thermo Vision and Merger Sub shall execute and file the Certificate of Merger with the Secretary of State of the State of Delaware.

      1.3. Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Thermo Vision and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Thermo Vision and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

      1.4.  Certificate of Incorporation; Bylaws.

            (a) At the Effective Time, the Restated Certificate of Incorporation of Thermo Vision, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Restated Certificate of Incorporation.

            (b) The Bylaws of Thermo Vision, as in effect immediately prior to the Effective Time, shall be, at the Effective Time, the Bylaws of the Surviving Corporation until thereafter amended.

      1.5. Directors and Officers. The directors of Thermo Vision immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, to serve until their respective successors are duly elected or appointed and qualified. The officers of Thermo Vision immediately prior to the Effective Time shall be the officers of the Surviving Corporation, to serve until their successors are duly elected or appointed and qualified.

      1.6. Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, Thermo Vision or the holders of any of the following securities:

            (a) Conversion of Thermo Vision Common Stock. Each share of Thermo Vision Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Thermo Vision Common Stock held in the treasury of Thermo Vision, by Thermo Instrument or Thermo Electron or Dissenting Shares, as defined in Section 1.10 hereof) will be automatically converted into the right to receive Seven Dollars ($7.00) in cash (the "Exchange Price") upon surrender of the certificate representing such share of Thermo Vision Common Stock in the manner provided in Section 1.7 hereof (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in the manner provided in Section 1.9 hereof).

            (b) Stock Options. All options to purchase Thermo Vision Common Stock then outstanding under Thermo Vision's Equity Incentive Plan (the "Thermo Vision Stock Option Plan"), shall be converted into options to purchase Thermo Instrument common stock, par value $.10 per share ("Thermo Instrument Common Stock"), in accordance with Section 5.8 hereof.

            (c) Capital Stock of Merger Sub. Each share of common stock, par value $.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall cease to be outstanding, be cancelled and retired without payment of any consideration therefor and cease to exist.

            (d) Treasury Stock; Affiliate Stock. Each share of Thermo Vision Common Stock issued and outstanding and owned by Thermo Instrument and Thermo Electron shall be converted into one validly issued, fully paid and nonassessable share of Common Stock of the Surviving Corporation. All treasury shares held by Thermo Vision immediately prior to the Effective Time shall cease to be outstanding, be cancelled and retired without payment of any consideration therefor and cease to exist.

            (e) Adjustments to Exchange Price. The Exchange Price shall be adjusted to reflect fully the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Thermo Vision Common Stock), recapitalization or other like change without receipt of consideration with respect to Thermo Vision Common Stock occurring on or after the date hereof and prior to the Effective Time.

      1.7.  Surrender of Certificates.

            (a) Payment Agent. Thermo Instrument shall authorize one or more persons to act as the payment agent (the "Payment Agent") in the Merger.

            (b) Thermo Instrument to Provide Exchange Consideration. Immediately
prior to the Effective Time, Thermo Instrument shall deposit with the Payment Agent, in trust for the benefit of the holders of certificates (the "Certificates") representing shares of Thermo Vision Common Stock converted pursuant to Section 1.6(a) for payment in accordance with this Article I, cash in an amount equal to the product of the Exchange Price multiplied by the number of shares of Thermo Vision Common Stock entitled to conversion for payment pursuant to Section 1.6(a).

            (c) Exchange Procedures. Promptly after, and in no event more than five days after, the Effective Time, Thermo Instrument shall cause the Payment
Agent to mail to each holder of record (as of the Effective Time) of a Certificate (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Payment Agent and shall be in such form and have such other provisions as Thermo Instrument may reasonably specify) and
(ii) instructions for effecting the exchange of the Certificates for the Exchange Price. Upon surrender of a Certificate for cancellation to the Payment Agent or to such other agent or agents as may be appointed by Thermo Instrument, together with such letter of transmittal duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor payment of the Exchange Price multiplied by the number of shares of Thermo Vision Common Stock represented by such Certificate, without interest, and the Certificate so surrendered shall forthwith be cancelled. Until so surrendered, each outstanding Certificate will be deemed from and after the Effective Time, for all corporate purposes, to evidence only the right to receive payment of the Exchange Price for each share of Thermo Vision Common Stock represented on such Certificate.

            (d) Transfers of Ownership. If payment of the Exchange Price is to be made to any person other than the person in whose name the Certificate surrendered in exchange therefor is registered, it will be a condition of such payment that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such payment will have paid to Thermo Instrument or any agent designated by it any transfer or other taxes required by reason of payment to a person other than the registered holder of the Certificate surrendered, or established to the satisfaction of Thermo Instrument or any agent designated by it that such tax has been paid or is not payable.

            (e) No Liability.  Notwithstanding  anything to the contrary in this
Section 1.7, neither the Payment Agent, Thermo Instrument, the Surviving Corporation nor any party hereto shall be liable to a holder of shares of Thermo Vision Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

            (f) Responsibility; Term. The Payment Agent shall make the payments referred to in Section 1.6(a) out of the funds supplied by Thermo Instrument. Promptly following the date that is six months after the Effective Date, the Payment Agent shall, upon request by Thermo Instrument, deliver to Thermo Instrument all cash, Certificates and other documents in its possession relating to the transactions described in this Agreement, and the Payment Agent's duties shall terminate. Thereafter, each holder of a Certificate formerly representing shares of Thermo Vision Common Stock may surrender such Certificate to Thermo Instrument and (subject to applicable abandoned property, escheat and similar laws) receive in exchange therefor the Exchange Price multiplied by the number of shares of Thermo Vision Common Stock represented by such Certificate, without any interest thereon, but shall have no greater rights against Thermo Instrument than as may be accorded to general creditors of Thermo Instrument under applicable law.

      1.8. No Further Ownership Rights in Thermo Vision Common Stock. All amounts paid upon the surrender of shares of Thermo Vision Common Stock in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Thermo Vision Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Thermo Vision Common Stock that were outstanding immediately prior to the Effective Time. If after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged for rights to receive the applicable aggregate Exchange Price as provided in this Article I.

      1.9. Lost, Stolen or Destroyed Certificates. In the event any Certificates shall have been lost, stolen or destroyed, the Payment Agent shall pay the aggregate Exchange Price in respect of such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof; provided, however, that, as a condition precedent to the payment thereof, the owner of such lost, stolen or destroyed Certificates shall deliver a bond in such sum as Thermo Instrument or the Payment Agent may reasonably direct as indemnity against any claim that may be made against Thermo Instrument or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed, unless Thermo Instrument waives such requirement in writing.

      1.10. Dissenting Shares. Notwithstanding any other provision of this Agreement, shares of Thermo Vision Common Stock that are outstanding immediately prior to the Effective Time and which are held by stockholders who shall have demanded properly in writing appraisal of such shares in accordance with DGCL
Section 262 and who shall not have withdrawn such demand or otherwise forfeited appraisal rights (collectively, the "Dissenting Shares") shall not be converted into or represent the right to receive the Exchange Price. Such stockholders shall, as of the Effective Time, cease to retain any rights with respect to the Thermo Vision Common Stock, except as provided in the DGCL, including the right to receive payment of the appraised value of the shares held by them in accordance with the provisions of Section 262, provided that all Dissenting Shares held by stockholders (i) who shall have failed to perfect or lost their rights to appraisal of such shares under Section 262, or (ii) who have withdrawn their demand for appraisal within 60 days after the Effective Date and accept the terms offered upon the Merger in accordance with Section 262(e), shall thereupon be, or be deemed to have been, converted into and to have become exchangeable, as of the Effective Time, for the right to receive, without any interest thereon, the Exchange Price, upon surrender, in the manner provided in
Section 1.7, of the Certificates that formerly evidenced such shares without the prior consent of Thermo Instrument.

      1.11. Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Thermo Vision and Merger Sub, the officers and directors of Thermo Vision and Merger Sub are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is consistent with this Agreement.

                                   ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF THERMO VISION

      Thermo Vision represents and warrants to Thermo Instrument and Merger Sub as follows:

      2.1. Organization of Thermo Vision. Thermo Vision and each of its subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate or similar power to own, lease and operate its property and to carry on its business as now being conducted and as proposed by Thermo Vision to be conducted, and is duly qualified to do business and is in good standing as a foreign corporation or other legal entity in each jurisdiction in which the failure to be so qualified would have a material adverse effect on Thermo Vision.

      2.2. Thermo Vision Capital Structure. The authorized capital stock of Thermo Vision consists of 20,000,000 shares of Common Stock, par value $.01 per share, of which there were 8,051,576 shares issued and outstanding as of May 31, 1999. All outstanding shares of Thermo Vision Common Stock are duly authorized, validly issued, fully paid and non-assessable and are not subject to preemptive rights created by statute, the Restated Certificate of Incorporation or Bylaws of Thermo Vision or any agreement or document to which Thermo Vision is a party or by which it is bound. As of June 15, 1999, an aggregate of 700,000 shares of Thermo Vision Common Stock, net of exercises, were reserved for issuance to employees, consultants and non-employee directors pursuant to the Thermo Vision Stock Option Plan, under which options are outstanding for an aggregate of 530,400 shares. All shares of Thermo Vision Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and nonassessable.

      2.3.  Authority.

            (a) Thermo Vision has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Thermo Vision, subject only to the adoption of this Agreement by Thermo Vision's stockholders and the filing and recording of the Certificate of Merger pursuant to the DGCL. Under the DGCL, Thermo Vision's stockholders may adopt this Agreement by vote of the holders of a majority of the outstanding shares of Thermo Vision Common Stock. This Agreement has been duly executed and delivered by Thermo Vision, and assuming the due authorization, execution and delivery by Thermo Instrument and Merger Sub, constitutes the valid and binding obligation of Thermo Vision, enforceable in accordance with its terms. The execution and delivery of this Agreement by Thermo Vision do not, and the performance of this Agreement by Thermo Vision will not, (i) conflict with or violate the Restated Certificate of Incorporation or Bylaws of Thermo Vision, (ii) subject to obtaining the adoption by Thermo Vision's stockholders of this Agreement as contemplated in Section 5.2 and compliance with the requirements set forth in Section 2.3(b) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Thermo Vision or any of its material subsidiaries or by which its or their respective properties is bound, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair the rights of Thermo Vision or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of Thermo Vision or any of its material subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Thermo Vision or any of its material subsidiaries is a party or by which Thermo Vision or any of its material subsidiaries or its or any of their properties are bound or affected, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, defaults or other occurrences that would not have a material adverse effect on Thermo Vision or the Surviving Corporation.

            (b)  No   consent,   approval,   order  or   authorization   of,  or
registration, declaration or filing with any court, administrative agency or commission or other governmental or regulatory body or authority or instrumentality ("Governmental Entity") is required by or with respect to Thermo Vision in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing of the Certificate of Merger with the Secretary of State of Delaware, (ii) the filing of the Proxy Statement (as defined in Section 5.1) and the Schedule 13E-3 (as defined in Section 5.1) with the U.S. Securities and Exchange Commission ("SEC") in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (iii) such other consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws.

      2.4. Board Approval. The Board of Directors of Thermo Vision has, as of the date of this Agreement, unanimously (i) adopted a resolution approving this Agreement and declaring its advisability, (ii) determined that the Merger is fair to, and in the best interests of, Thermo Vision and its stockholders including its minority stockholders, and (iii) determined to recommend that the stockholders of Thermo Vision approve this Agreement.


                                   ARTICLE III
      REPRESENTATIONS AND WARRANTIES OF THERMO INSTRUMENT AND MERGER SUB

      Thermo Instrument and Merger Sub represent and warrant to Thermo Vision as follows:

      3.1. Organization. Thermo Instrument is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, each has the corporate power to own, lease and operate its property and to carry on its business as now being conducted and as proposed to be conducted, and is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a material adverse effect on Thermo Instrument or Merger Sub, respectively.

      3.2.  Authority.

            (a) Each of Thermo Instrument and Merger Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Thermo Instrument and Merger Sub, subject only to the filing and recording of the Certificate of Merger pursuant to the DGCL. This Agreement has been duly executed and delivered by each of Thermo Instrument and Merger Sub and, assuming the due authorization, execution and delivery of this Agreement by Thermo Vision, this Agreement constitutes the valid and binding obligation of each of Thermo Instrument and Merger Sub, enforceable in accordance with its terms. The execution and delivery of this Agreement by each of Thermo Instrument and Merger Sub do not, and the performance of this Agreement by each of Thermo Instrument and Merger Sub will not, (i) conflict with or violate the Restated Certificate of Incorporation or Bylaws of Thermo Instrument or the Certificate of Incorporation or Bylaws of Merger Sub, (ii) subject to compliance with the requirements set forth in
Section 3.2(b) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Thermo Instrument or any of its material subsidiaries (including Merger Sub, but excluding Thermo Vision and its subsidiaries) or by which its or any of their respective properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Thermo Instrument's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of Thermo Instrument or any of its material subsidiaries (including Merger Sub, but excluding Thermo Vision and its subsidiaries) pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Thermo Instrument or any of its material subsidiaries (including Merger Sub, but excluding Thermo Vision and its subsidiaries) is a party or by which Thermo Instrument or any of its material subsidiaries (including Merger Sub, but excluding Thermo Vision and its subsidiaries) or its or any of their respective properties are bound or affected, except, with respect to clauses (ii) and
(iii), for any such conflicts, violations, defaults or other occurrences that would not have a material adverse effect on Thermo Instrument or Merger Sub, respectively.

            (b) No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity is required by or with respect to Thermo Instrument or Merger Sub in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing of the Certificate of Merger with the Secretary of State of Delaware, (ii) the filing of the Schedule 13E-3 (as defined in Section 5.1) with the SEC in accordance with the Exchange Act, and
(iii) such other consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws.

      3.3. Financial Resources. Thermo Instrument has the financial resources to consummate the transactions contemplated by this Agreement and to pay the consideration in the Merger provided for in Section 1.6(a).

                                   ARTICLE IV
                       CONDUCT PRIOR TO THE EFFECTIVE TIME

      4.1. Conduct of Business by Thermo Vision. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Thermo Vision shall, except as otherwise contemplated by this Agreement or consented to by Thermo Instrument, carry on its business in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted, pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to preserve intact its present business organization, keep available the services of its present officers and employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has business dealings.

      4.2.  Certain  Actions  by Thermo  Vision.  In  addition,  notwithstanding
Section 4.1 above, without the prior consent of Thermo Instrument, Thermo Vision shall not do any of the following:

            (a) Waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant or director stock plans or authorize cash payments in exchange for any options granted under any of such plans;

            (b)  Enter  into  any  material  partnership   arrangements,   joint
development agreements or strategic alliances;

            (c) Grant any severance or termination pay to any officer or employee except payments in amounts consistent with past practices or pursuant to written agreements outstanding, or policies existing, on the date hereof, or adopt any new severance plan;

            (d) Declare or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

            (e) Issue, deliver, sell, authorize or propose the issuance, delivery or sale of, any shares of capital stock or any securities convertible into shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible securities, other than the issuance of shares of Thermo Vision Common Stock pursuant to the exercise of stock options therefor;

            (f) Cause, permit or propose any amendments to its Restated Certificate of Incorporation or Bylaws;

            (g) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a material portion of the assets of, or by any other manner, any business or any corporation, partnership interest, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets or enter into any joint ventures, strategic partnerships or alliances;

            (h) Sell, lease, license, encumber or otherwise dispose of any properties or assets that are material, individually or in the aggregate, to the business of Thermo Vision;

            (i) Incur any indebtedness for borrowed money (other than ordinary course trade payables or pursuant to existing credit facilities in the ordinary course of business) or guarantee any such indebtedness or issue or sell any debt securities or warrants or guarantee any debt securities of others;

            (j) Adopt or amend any employee benefit or stock purchase or option plan, or enter into any employment contract, pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates of its officers or employees, except increases in amounts consistent with policies and past practices;

            (k) Pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business;

            (l) Make any grant of exclusive rights to any third party; or

            (m) Agree in writing or otherwise to take any of the actions described in this Section 4.2.


                                    ARTICLE V
                              ADDITIONAL AGREEMENTS

      5.1. Schedule 13E-3; Proxy Statement; Other Filings.

            (a) Thermo Vision agrees that the information supplied by Thermo Vision for inclusion or incorporation by reference in the Rule 13e-3 Transaction Statement on Schedule 13E-3 (such Schedule, as amended or supplemented, is referred to herein as the "Schedule 13E-3") or the proxy statement to be sent to the stockholders of Thermo Vision in connection with the meeting of Thermo Vision's stockholders to consider the adoption of this Agreement and approval of the Merger (the "Thermo Vision Stockholders' Meeting") (such proxy statement, as amended or supplemented, is referred to herein as the "Proxy Statement") shall not, on the date the Proxy Statement is first mailed to Thermo Vision's stockholders and at the time of the Thermo Vision Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier written communication with respect to the solicitation of proxies for the Thermo Vision Stockholders' Meeting or the Schedule 13E-3 that has become false or misleading.

            (b) Thermo Electron, Thermo Instrument and Merger Sub agree that the information supplied by Thermo Electron, Thermo Instrument and Merger Sub for inclusion in the Schedule 13E-3 and the Proxy Statement shall not, on the date the Proxy Statement is first mailed to Thermo Vision's stockholders, and at the time of the Thermo Vision Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier written communication with respect to the solicitation of proxies for the Thermo Vision Stockholders' Meeting or the Schedule 13E-3 that has become false or misleading.

            (c) As promptly as practicable after the execution of this Agreement, Thermo Electron, Thermo Instrument and Thermo Vision will jointly prepare and file with the SEC the Schedule 13E-3 and the Proxy Statement. Thermo Electron, Thermo Instrument and Thermo Vision will cause the Schedule 13E-3 and the Proxy Statement to be mailed to stockholders of Thermo Vision at the earliest practicable time. Each party will notify the other promptly upon the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Schedule 13E-3 or the Proxy Statement or any other filing or for additional information and will supply the other party with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Proxy Statement, the Schedule 13E-3 or the Merger. Whenever any event occurs that is required to be set forth in an amendment or supplement to the
Schedule 13E-3 or the Proxy Statement, the relevant party will promptly inform the other party of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of Thermo Vision, such amendment or supplement.

            (d) The Proxy Statement will include the recommendation of the Board of Directors of Thermo Vision in favor of approval of this Agreement (except that the Board of Directors of Thermo Vision may withdraw, modify or refrain from making such recommendation to the extent that the Board determines in good faith that the Board's fiduciary duties under applicable law require it to do
so).

      5.2. Meeting of Thermo Vision Stockholders. Promptly after the date hereof, Thermo Vision will take all action necessary in accordance with the DGCL and its Restated Certificate of Incorporation and Bylaws to convene the Thermo Vision Stockholders' Meeting to be held as promptly as practicable for the purpose of voting upon this Agreement. Unless otherwise required by the fiduciary duties of the Thermo Vision Board of Directors, Thermo Vision will use its best efforts to solicit from its stockholders proxies in favor of the approval of this Agreement and the Merger, and will take all other action necessary or advisable to secure the vote or consent of its stockholders required by the DGCL to obtain such approvals. Each of Thermo Instrument and Thermo Electron shall vote, or cause to be voted, all of the Thermo Vision Common Stock then owned by it and any of its subsidiaries in favor of the approval of this Agreement and the Merger.

      5.3. Access to Information. Thermo Vision will afford Thermo Instrument and its accountants, counsel and other representatives reasonable access during normal business hours to the properties, books, records and personnel of Thermo Vision during the period prior to the Effective Time to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel of Thermo Vision, as Thermo Instrument may reasonably request. Thermo Instrument agrees that it will, and will cause its representatives and agents to, keep all such information confidential and will not, and will cause its representatives or agents not to, use any information obtained pursuant to this Section 5.3 for any purpose unrelated to the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, Thermo Instrument shall not be required to keep confidential any information (i) which is or becomes generally available to the public, other than by wrongful disclosure by Thermo Instrument or Merger Sub in violation of this Agreement, (ii) which was available to Thermo Instrument on a nonconfidential basis prior to disclosure to Thermo Instrument, or (iii) which becomes available to Thermo Instrument on a nonconfidential basis from a source other than Thermo Vision.

      5.4. Public Disclosure. Thermo Instrument and Thermo Vision will consult with each other before issuing any press release or otherwise making any public statement with respect to the Merger or this Agreement and will not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or any listing agreement with a national securities exchange.

      5.5. Legal Requirements. Each of Thermo Instrument, Merger Sub and Thermo Vision will take all reasonable actions necessary or desirable to comply promptly with all legal requirements that may be imposed on them with respect to the consummation of the transactions contemplated by this Agreement (including furnishing all information required in connection with approvals of or filings with any Governmental Entity, and including using its reasonable best efforts to defend any litigation prompted hereby) and will promptly cooperate with and furnish information to any party hereto necessary in connection with any such requirements imposed upon any of them or their respective subsidiaries in connection with the consummation of the transactions contemplated by this Agreement.

      5.6. Notification of Certain Matters. Thermo Instrument and Merger Sub will give prompt notice to Thermo Vision, and Thermo Vision will give prompt notice to Thermo Instrument, of the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be reasonably likely to cause
(a) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Effective Time, or (b) any material failure of Thermo Instrument and Merger Sub or Thermo Vision, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. Notwithstanding the above, the delivery of any notice pursuant to this section will not limit or otherwise affect the remedies available hereunder to the party receiving such notice or the conditions to such party's obligation to consummate the Merger.

      5.7. Best Efforts and Further Assurances. Subject to the respective rights and obligations of Thermo Instrument and Thermo Vision under this Agreement, each of the parties to this Agreement will use its reasonable best efforts to effectuate the Merger and the other transactions contemplated hereby and to fulfill and cause to be fulfilled the conditions to closing under this Agreement, it being understood that such efforts shall not include any obligation to settle any litigation prompted hereby. Each party hereto, at the reasonable request of another party hereto, will execute and deliver such other instruments and do and perform such other acts and things as may be reasonably necessary or desirable for effecting completely the consummation of the transactions contemplated hereby.

      5.8.  Stock Option and Employee Stock Purchase Plans.

            (a) At the Effective Time, each outstanding option to purchase shares of Thermo Vision Common Stock (each a "Thermo Vision Stock Option") under the Thermo Vision Stock Option Plan, whether or not exercisable, will be assumed by Thermo Instrument. Each Thermo Vision Stock Option so assumed by Thermo Instrument under this Agreement will continue to have, and be subject to, the same terms and conditions set forth in the applicable Thermo Vision Stock Option Plan immediately prior to the Effective Time (including, without limitation, any repurchase rights), except that (i) each Thermo Vision Stock Option will be exercisable (or will become exercisable in accordance with its terms) for that number of whole shares of Thermo Instrument Common Stock equal to the product of the number of shares of Thermo Vision Common Stock that were issuable upon exercise of such Thermo Vision Stock Option immediately prior to the Effective Time multiplied by a fraction (the "Exchange Ratio"), the numerator of which is the Exchange Price and the denominator of which is the closing price of the Thermo Instrument Common Stock on the day immediately preceding the Effective Date as reported by the American Stock Exchange, rounded down to the nearest whole number of shares of Thermo Instrument Common Stock, and (ii) the per share exercise price for the shares of Thermo Instrument Common Stock issuable upon exercise of such assumed Thermo Vision Stock Option will be equal to the quotient determined by dividing the exercise price per share of Thermo Vision Common Stock at which such Thermo Vision Stock Option was exercisable immediately prior to the Effective Time by the Exchange Ratio, rounded up to the nearest whole cent. After the Effective Time, Thermo Instrument will issue to each holder of an outstanding Thermo Vision Stock Option a notice describing the foregoing assumption of such Thermo Vision Stock Option by Thermo Instrument.

            (b) At the Effective Time, each outstanding option to purchase shares of Thermo Vision Common Stock (each, a "Thermo Vision ESPP Stock Option") under the Thermo Vision Employees' Stock Purchase Plan ("Thermo Vision ESPP") will be assumed by Thermo Instrument. Each Thermo Vision ESPP Stock Option so assumed by Thermo Instrument will continue to have, and be subject to, the same terms and conditions as are set forth in the Thermo Vision ESPP immediately prior to the Effective Time except that (i) the assumed option shall be exercisable for shares of Thermo Instrument Common Stock; (ii) the purchase price per share of Thermo Instrument Common Stock shall be the lower of (A) eighty-five percent (85%) of (x) the per-share Market Value of Thermo Vision Common Stock on the Grant Date divided by (y) the Exchange Ratio, with the resulting price rounded up to the nearest whole cent, and (B) eighty-five percent (85%) of the Market Value of Thermo Instrument Common Stock as of the Exercise Date; and (iii) the $25,000 limit under Section 9.2(i) of the Thermo Vision ESPP shall be applied by taking into account Thermo Instrument's assumption of the Thermo Vision ESPP Stock Options in accordance with Section 423(b)(8) of the Internal Revenue Code of 1986, as amended, and applicable regulations. For purposes of this subsection, "Market Value," "Grant Date," and "Exercise Date" shall have the meaning given them in the Thermo Vision ESPP.

            (c) Thermo Instrument will reserve sufficient shares of Thermo Instrument Common Stock for issuance under this Section 5.8.

      5.9. Thermo Instrument Form S-8. Thermo Instrument agrees to file no later than the Closing Date, a registration statement on Form S-8 or, if required, an amendment to Thermo Instrument's then effective registration statement on Form S-8, for (i) the shares of Thermo Instrument Common Stock issuable with respect to the assumed Thermo Vision Stock and (ii) for the shares of Thermo Instrument Common Stock issuable with respect to the assumed Thermo Vision ESPP Stock Options, and shall, in each case, keep such registration statement effective for so long as any such options remain outstanding; provided however, that in the event the Closing Date occurs on or prior to October 31, 1999, Thermo Instrument shall make the filing required with respect to the shares of Thermo Instrument Common Stock issuable with respect to the assumed Thermo Vision ESPP Stock Options no later than October 31, 1999.

      5.10. Indemnification; Insurance.

            (a) From and for a period of six (6) years after the Effective Time, Thermo Instrument will and will cause the Surviving Corporation to fulfill and honor in all respects the indemnification obligations of Thermo Vision pursuant to the provisions of the Restated Certificate of Incorporation and the Bylaws of Thermo Vision as in effect immediately prior to the Effective Time. The Certificate of Incorporation and Bylaws of the Surviving Corporation will contain the provisions with respect to indemnification and elimination of liability for monetary damages set forth in the Restated Certificate of Incorporation and Bylaws of Thermo Vision, which provisions will not be amended, repealed or otherwise modified for a period of six (6) years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who, at the Effective Time, were directors or officers of Thermo Vision, unless such modification is required by law.

            (b) For a period of six (6) years after the Effective Time, Thermo Instrument shall cause the Surviving Corporation to, either directly or through participation in Thermo Electron's umbrella policy, maintain in effect a directors' and officers' liability insurance policy covering those Thermo Vision directors and officers currently covered by Thermo Electron's liability insurance policy with coverage providing substantially the same amount and scope as existing coverage for such Thermo Vision directors and officers (which coverage may be an endorsement extending the period in which claims may be made under such existing policy); provided, however, that in no event shall the Surviving Corporation be required to expend to maintain or procure insurance coverage pursuant to this Section 5.10, directly or through participation in Thermo Electron's policy, an amount per annum in excess of 175% of the current annual premiums, as adjusted for inflation each year, allocable and payable by Thermo Vision (the "Maximum Premium") with respect to such insurance, or, if the cost of such insurance exceeds the Maximum Premium, the maximum amount of coverage that can be purchased or maintained for the Maximum Premium.

      5.11. Deferred Compensation Plan. At the Effective Time, the Thermo Vision deferred compensation plan for directors (the "Deferred Compensation Plan") will terminate, and Thermo Vision will distribute to each participant the sum in cash equal to the balance of stock units credited to his or her deferred compensation account under the Deferred Compensation Plan as of the Effective Time multiplied by the Exchange Price.

                                   ARTICLE VI
                            CONDITIONS TO THE MERGER

      6.1. Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

            (a) Stockholder Approval. This Agreement shall have been (i) approved and adopted by the requisite vote under the DGCL by the stockholders of Thermo Vision, and (ii) approved by the affirmative vote of a majority of the outstanding shares of Thermo Vision Common Stock that are voted at the Thermo Vision Stockholders' Meeting (other than shares of Thermo Vision Common Stock held by Thermo Instrument, Thermo Electron and the officers and directors of Thermo Vision, Thermo Instrument and Thermo Electron).

            (b) No Order. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

      6.2.   Additional   Conditions  to  Obligations  of  Thermo  Vision.   The
obligations of Thermo Vision to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by Thermo Vision:

            (a) Representations and Warranties. The representations and warranties of Thermo Instrument and Merger Sub contained in this Agreement shall be true and correct on and as of the Effective Time, except for changes contemplated by this Agreement and except for those representations and warranties that address matters only as of a particular date (which shall remain true and correct as of such particular date), with the same force and effect as if made on and as of the Effective Time, except, in all such cases, where the failure to be so true and correct would not have a material adverse effect on Thermo Instrument; and Thermo Vision shall have received a certificate to such effect signed on behalf of Thermo Instrument by the President, the Chief Executive Officer or a Vice President of Thermo Instrument; and


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


            (b) Agreements and Covenants. Thermo Instrument and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Time, and Thermo Vision shall have received a certificate to such effect signed on behalf of Thermo Instrument by the President, the Chief Executive Officer or a Vice President of Thermo Instrument.

      6.3. Additional Conditions to the Obligations of Thermo Instrument and Merger Sub. The obligations of Thermo Instrument and Merger Sub to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by Thermo Instrument:

            (a) Representations and Warranties. The representations and warranties of Thermo Vision contained in this Agreement shall be true and correct on and as of the Effective Time, except for changes contemplated by this Agreement and except for those representations and warranties that address matters only as of a particular date (which shall remain true and correct as of such particular date), with the same force and effect as if made on and as of the Effective Time, except, in all such cases, where the failure to be so true and correct would not have a material adverse effect on Thermo Vision; and Thermo Instrument and Merger Sub shall have received a certificate to such effect signed on behalf of Thermo Vision by the President, the Chief Executive Officer or a Vice President of Thermo Vision; and

            (b) Agreements and Covenants. Thermo Vision shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and Thermo Instrument shall have received a certificate to such effect signed on behalf of Thermo Vision by the President, the Chief Executive Officer or a Vice President of Thermo Vision.

                                   ARTICLE VII
                        TERMINATION, AMENDMENT AND WAIVER

      7.1. Termination. This Agreement may be terminated at any time prior to the Effective Time of the Merger, whether before or after approval of this Agreement by the stockholders of Thermo Vision:

            (a) by mutual written consent duly authorized by the Boards of Directors of Thermo Instrument and Thermo Vision;

            (b) by either Thermo Vision or Thermo Instrument if the Merger shall not have been consummated by December 31, 1999; provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date if such action or failure to act constitutes a breach of this Agreement;

            (c) by either Thermo Vision or Thermo Instrument if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action (an "Order"), in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree or ruling is final and nonappealable;

            (d) by either Thermo Vision or Thermo Instrument if the required approvals of the stockholders of Thermo Vision contemplated by Section 6.1(a) of this Agreement shall not have been obtained by reason of the failure to obtain the required vote upon a vote taken at a meeting of stockholders duly convened therefor or at any adjournment thereof (provided, however, that the right to terminate this Agreement under this Section 7.1(d) shall not be available to Thermo Vision where the failure to obtain stockholder approval of Thermo Vision shall have been caused by the action or failure to act of Thermo Vision in breach of this Agreement and the right to terminate this Agreement under this
Section 7.1(d) shall not be available to Thermo Instrument where the failure to obtain the requisite vote by the stockholders of Thermo Vision shall have been caused by the failure of Thermo Instrument or Thermo Electron to vote their respective shares of Thermo Vision Common Stock in favor of the Merger and this Agreement);

            (e) by Thermo Vision if the Thermo Vision Board of Directors determines in good faith that the Board's fiduciary duties under applicable law require it to do so;

            (f) by Thermo Vision, upon a breach of any representation, warranty, covenant or agreement on the part of Thermo Instrument or Merger Sub set forth in this Agreement, if (i) as a result of such breach the conditions set forth in
Section 6.2(a) or Section 6.2(b) would not be satisfied as of the time of such breach and (ii) such breach shall not have been cured by Thermo Instrument or Merger Sub within ten (10) business days following receipt by Thermo Instrument of written notice of such breach from Thermo Vision; or

            (g) by Thermo Instrument, upon a breach of any representation, warranty, covenant or agreement on the part of Thermo Vision set forth in this Agreement, if (i) as a result of such breach the conditions set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied as of the time of such breach and (ii) such breach shall not have been cured by Thermo Vision within ten (10) business days following receipt by Thermo Vision of written notice of such breach from Thermo Instrument.

      7.2. Notice of Termination; Effect of Termination. Any termination of this Agreement under Section 7.1 above will be effective immediately upon the delivery of written notice by the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall be of no further force or effect, except that (i) the confidentiality obligations of Thermo Instrument contained in Section 5.3, and
Section 7.3 and Article VIII, shall survive any termination and (ii) nothing herein shall relieve any party from liability for any breach of this Agreement.

      7.3. Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated.

      7.4. Amendment. Subject to applicable law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties hereto.

      7.5. Extension; Waiver. At any time prior to the Effective Time any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

      8.1. Non-Survival of Representations and Warranties. The representations and warranties of Thermo Vision, Thermo Instrument and Merger Sub contained in this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time shall survive the Effective Time.

      8.2. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

            (a)   if to Thermo Instrument or Merger Sub, to:

            Thermo Instrument Systems Inc.
            8 East Forge Parkway
            Franklin, MA  02038
            Attention:  President
                  Telephone: (508) 541-7111
                  Facsimile:  (508) 541-0140

            with a copy to:

            Thermo Electron Corporation
            81 Wyman Street
            Waltham, MA  02454
                  Attention:  General Counsel
                  Telephone: (781) 622-1000
                  Facsimile: (781) 622-1283

            (b) if to Thermo Vision, to:

            Thermo Vision Corporation
            8 East Forge Parkway
            Franklin, MA  02038
                  Attention: President
                  Telephone: (508) 553-5000
            Facsimile: (508) 553-5001

                  with a copy to:

            Thermo Electron Corporation
            81 Wyman Street
            Waltham, MA  02454
                  Attention:  General Counsel
                  Telephone: (781) 622-1000
                  Facsimile: (781) 622-1283

      8.3. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

      8.4. Entire Agreement. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; and (b) are not intended to confer upon any other person any rights or remedies hereunder, except as set forth herein.

      8.5. Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

      8.6. Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

      8.7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof, except to the extent that the DGCL applies.

      8.8. Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties.





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                                       26

      IN WITNESS WHEREOF, Thermo Instrument, Merger Sub and Thermo Vision have caused this Agreement to be signed by themselves or their duly authorized respective officers, all as of the date first written above.


                                        THERMO INSTRUMENT SYSTEMS INC.



                                        By: /s/ Earl R. Lewis
                                            --------------------------------
                                        Name:  Earl R. Lewis
                                        Title: President and Chief
                                               Executive Officer


                                        VIZ ACQUISITION CORPORATION



                                        By:/s/ Earl R. Lewis
                                           --------------------------------
                                        Name:  Earl R. Lewis
                                        Title: President



                                        THERMO VISION CORPORATION



                                        By:/s/ Theo Melas-Kyriazi
                                           --------------------------------
                                        Name:  Theo Melas-Kyriazi
                                        Title: Chief Financial Officer

      Thermo Electron Corporation joins this Agreement for the specific purpose of consenting to the provisions of Section 1.6 hereof and agreeing to perform its obligations under Sections 5.1 and 5.2 hereof.

                                        THERMO ELECTRON CORPORATION



                                        By:/s/ Sandra L. Lambert
                                           --------------------------------
                                        Name:  Sandra L. Lambert
                                        Title:Vice President and Secretary


                                       27